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Exhibit 10.2

AMERISOURCEBERGEN CORPORATION

2001 RESTRICTED STOCK PLAN

(Effective September 11, 2001)

1.          PURPOSE

           The purpose of the Plan is to provide members of the Board of Directors of AmerisourceBergen Corporation (the "Company") who are not employees of the Company or its subsidiaries with grants of restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

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2.           DEFINITIONS

             (a)      "Award" means an award of Restricted Stock granted under the Plan.

             (b)      "Board" means the Board of Directors of the Company.

             (c)      "Change of Control." A "Change of Control" shall be deemed to have occurred if:

(i)     Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person;

(ii)     The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (x) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (y) the sale or other disposition of all or substantially all of the assets of the Company, or (z) a liquidation or dissolution of the Company; or

(iii)     After the date this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

             (d)      "Code" means the Internal Revenue Code of 1986, as amended.

             (e)      "Committee" means the Compensation and Succession Planning Committee of the Board, or such other committee of the Board as may be designated by the Board for the purpose of administering the Plan from time to time.

             (f)      "Company" means AmerisourceBergen Corporation, a Delaware corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

             (g)      "Date of Grant" means the date as of which an Award is granted.

             (h)      "Effective Date" means September 11, 2001.

             (i)      "Election" means a written election on a form provided by the CommitteeSecretary of the Company, filed with the CommitteeSecretary of the Company in accordance with Paragraph 8, pursuant to which a Grantee:

(i)     Elects, within the time or times specified in Paragraph 8, to defer the distribution date of Restricted Stock; and

(ii)     Designates the distribution date of Restricted Stock.

             (j)      "Eligible Director" means a member of the Board who is not an employee or of the Company or any Subsidiary of the Company.

             (k)      "Fair Market Value."

(i)     If Shares are publicly traded, then the Fair Market Value per Share shall be determined as follows: (x) if the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the latest date preceding the relevant date upon which a sale was reported, or (y) if the Shares are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Shares on the latest date preceding relevant date upon which a sale was reported, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

(ii)     If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

             (l)      "Grantee" means an Eligible Director who is granted an Award.

             (m)      "Plan" means the AmeriSourceBergen Corporation 2001 Restricted Stock Plan, as set forth herein, and as amended from time to time.

             (n)      "Restricted Stock" means Shares subject to the restrictions imposed pursuant to Paragraph 7(d) of the Plan and the Award.

             (o)      "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as in effect from time to time.

             (p)      "Share" or "Shares" means a share or shares of the Company's common stock.

             (q)      "Subsidiary" means a corporation that, at the time in question, is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

             (r)      "Vesting Period" means the three-year period measured from the Date of Grant; provided that the Committee may, in its sole discretion, accelerate the vesting of any Award in connection with the termination of service of an Eligible Director to reflect the pro-rata portion of the Vesting Period completed through the effective date of such termination of service; and provided further, that the Vesting Period shall end and all Awards shall be fully vested and nonforfeitable upon a Change of Control.

             (s)      "1933 Act" means the Securities Act of 1933, as amended.

             (t)      "1934 Act" means the Securities Exchange Act of 1934, as amended.

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3.           RIGHTS TO BE GRANTED

              Rights that may be granted under the Plan are rights to Restricted Stock, which give the Grantee ownership rights in the Shares subject to the Award, subject to a substantial risk of forfeiture, as set forth in Paragraph 7.

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4.           SHARES SUBJECT TO THE PLAN

             (a)      The Shares issued under the Plan may, at the Company's option, be either Shares held in treasury or Shares originally issued for such purpose. Not more than [INSERT NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN]Fifty Thousand Shares in the aggregate may be issued under the Plan.

             (b)      If Restricted Stock is forfeited pursuant to the terms of an Award, other Awards with respect to such Shares may be granted.

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5.           ADMINISTRATION OF THE PLAN

             (a)      Administration. The Plan shall be administered by the Committee.

             (b)      Right of Committee to Interpret the Plan. The Committee shall have the authority to interpret the Plan's provisions, prescribe, amend and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determination of the Committee in all matters as stated above shall be conclusive.

             (c)      Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

             (d)      Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Paragraph 5(d) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute.

             (e)      Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding.

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6.           ELIGIBILITY

             Awards may be granted only to Eligible Directors. No Awards shall be granted to an individual who is not an Eligible Director of the Company or a Subsidiary of the Company.

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7.           RESTRICTED STOCK AWARDS

             The terms and conditions of Awards shall be set forth in writing as determined from time to time by the Committee, consistent, however, with the following:

             (a)      Grants. Subject to the express terms and conditions set forth in the Plan, Awards shall be granted as follows:

(i)     Each individual who is an Eligible Director on the Effective Date shall be granted an Award of Restricted Stock for Shares having a Fair Market Value of $50,000. The number of Shares subject to the Award shall be determined as the quotient of (x) $50,000 divided by (y) the Fair Market Value per Share, rounded to the nearest whole Share.

(ii)     Each individual who first becomes a Director after the Effective Date, and, on the date such individual becomes a Director, such individual is an Eligible Director on such date shall be granted an Award of Restricted Stock for Shares having a Fair Market Value of $50,000. The number of Shares subject to the Award shall be determined as the quotient of (x) $50,000 divided by (y) the Fair Market Value per Share, rounded to the nearest whole Share.

(iii)     An Eligible Director may elect to forego 50% or more of the annual retainer compensation payable to the Eligible Director for the period extending from February 1 to the next succeeding January 31; provided that in the case of the period beginning on the Effective Date and ending January 31, 2002, an Eligible Director may elect to forego 50% or more of the retainer compensation payable for such short period; and provided further, that an individual who first becomes an Eligible Director after the Effective Date may elect to forego 50% or more of the retainer compensation payable to such Eligible Director for the period beginning on the date such Eligible Director becomes a Director and ending the next succeeding January 31. An Eligible Director who elects to forego 50% or more of the retainer compensation as described in this Paragraph 7(a)(iii) will receive an Award of Restricted Stock for Shares having a Fair Market Value of 125% of the amount of the foregone retainer compensation. The number of Shares subject to the Award shall be determined as the quotient of (x) 125% of the amount of the foregone retainer compensation divided by (y) the Fair Market Value per Share on the effective date of the election. The Committee shall make uniform and nondiscriminatory rules regarding the timing of elections and the relevant dates for determination of Fair Market Value. In general, Restricted Stock Awards granted pursuant to Paragraph 7(a)(iii) will be treated as granted in advance on or about the date of the Annual Meeting of Stockholders.

             (b)      No Cash Payment Required. Except as otherwise provided in Paragraph 7(a), no cash or other consideration shall be required to be paid by the Grantee in exchange for an Award.

             (c)      Awards and Agreements. A certificate shall be issued to each Grantee in respect of Shares subject to an Award. Such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing such Restricted Stock shall be held by the Company until all restrictions on such Restricted Stock have lapsed.

             (d)      Restrictions on Restricted Stock. Unless provided otherwise by the terms of an Award, the Grantee shall not be permitted to sell, transfer, pledge or assign Restricted Stock awarded under the Plan during the Vesting Period.

             (e)      Lapse of Restrictions. Except as otherwise provided in Paragraph 12, the restrictions with respect to Restricted Stock subject to an Award shall lapse at the end of a Vesting Period; provided, however, that the Eligible Director continues in service through the last day of the Vesting Period. Notwithstanding the preceding, the Committee may, in its sole discretion, waive remaining restrictions on Restricted Stock to reflect the pro-rata portion of the Vesting Period completed through the effective date of termination of service in the case of an Eligible Director whose service as a director terminates before the last day of the Vesting Period.

             (f)      Forfeiture. Except as otherwise provided by the Committee in its sole discretion pursuant to Paragraph 7(e), if a Grantee's service as a director terminates during a Vesting Period, all Restricted Stock shall be forfeited by the Grantee and deemed canceled by the Company.

             (g)      Rights of the Grantee. Grantees may have such rights with respect to Shares subject to an Award as may be determined by the Committee and set forth in the Award, including the right to vote such Shares, and the right to receive dividends paid with respect to such Shares; provided, however, that dividends shall be held in escrow and subject to forfeiture in accordance with Paragraph 9.

             (h)      Delivery of Shares. Except as otherwise provided in Paragraph 8, when the Vesting Period has expired, the Company shall deliver to the Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) a certificate for the number of Shares for which restrictions have lapsed. The right to payment of any fractional Shares that may have accrued shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share at the time the applicable restrictions lapse, as determined by the Committee.

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8.           DEFERRAL ELECTIONS

             A Grantee may elect to defer the receipt of Restricted Stock as to which restrictions have lapsed as provided by the Committee in the Award, consistent, however, with the following:

             (a)      Deferral Election.

(i)     Election. Each Grantee shall have the right to defer the receipt of all or any portion of the Restricted Stock (and dividends credited during the Vesting Period with respect to such Restricted Stock) as to which the Award provides for the potential lapse of applicable restrictions by filing an Election to defer the receipt of such Restricted Stock on a form provided by the Secretary of the CompanyCommittee for this purpose.

(ii)     Deadline for Deferral Election. No Election to defer the receipt of Restricted Stock as to which the Award provides for the potential lapse of applicable restrictions shall be effective unless it is filed with the Secretary of the CompanyCommittee on or before the last day of the calendar year ending more than one year before the first day of the calendar year in which the applicable restrictions may lapse.

             (b)      Effect of Failure of Restrictions on Shares to Lapse. An Election shall be null and void if the restrictions on Restricted Stock do not lapse before the distribution date for such Restricted Stock identified in such Election by reason of the failure to satisfy any condition precedent to the lapse of the restrictions.

             (c)      Deferral Period. All Restricted Stock that is subject to an Election shall be delivered to the Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) without any legend or restrictions (except those that may be imposed by the Committee, in its sole judgment, under Paragraph 10(a)), on the distribution date for such Restricted Stock designated by the Grantee on the Election. The distribution date may vary with each separate Election. The Committee may establish uniform and nondiscriminatory rules for the permitted duration of the deferral period and terms of any Election.

             (d)      Status of Deferred Shares. A Grantee's right to delivery of Shares subject to an Election under this Paragraph 8 shall at all times represent the general obligation of the Company. The Grantee shall be a general creditor of the Company with respect to this obligation, and shall not have a secured or preferred position with respect to such obligation. Nothing contained in the Plan or an Award shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained in the Plan or an Award shall be construed to eliminate any priority or preferred position of a Grantee in a bankruptcy matter with respect to claims for wages.

             (e)      Non-Assignability, Etc. The right of a Grantee to receive Shares subject to an Election under this Paragraph 8 shall not be subject in any manner to attachment or other legal process for the debts of such Grantee; and no right to receive Shares hereunder shall be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

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9.           DIVIDENDS

             During the Vesting Period applicable to an Award, any dividends paid on the Shares subject to such Award shall accrue, but shall be held in escrow by the Company until the expiration of the Vesting Period. The accrued dividends shall be paid to the Grantee at the same time that Share certificates are delivered in accordance with Paragraph 7(h); provided that all or a portion of such dividends shall be forfeited in the same proportion as Shares are forfeited, in accordance with Paragraph 7(e). Upon a Change of Control before the expiration of the Vesting Period, the accrued dividends shall be paid to the Grantee in full.

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10.           SECURITIES LAWS; TAXES

             (a)     Securities Laws. The Committee shall have the power to make each grant of Awards under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act and the 1934 Act, including Rule 16b-3. Such conditions may include the delivery by the Grantee of an investment representation to the Company in connection with the lapse of restrictions and forfeiture provisions on Shares subject to an Award, or the execution of an agreement by the Grantee to refrain from selling or otherwise disposing of the Shares acquired for a specified period of time or on specified terms.

             (b)     Payment of Tax Liabilities. In connection with the grant of any Award or the lapse of restrictions and forfeiture provisions under any Award, the Company shall have the right to (i) require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Shares subject to such Award, or (ii) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Company shall not be obligated to make any delivery or transfer of Shares untilthe Grantee has complied, to the Company's satisfaction, with any withholding requirement, or until the Company has been indemnified to its satisfaction for any applicable tax, charge or assessment.

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11.           CHANGES IN CAPITALIZATION

             The aggregate number of Shares and class of Shares as to which Awards may be granted and the number of Shares covered by each outstanding Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Shares and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Shares and/or other outstanding equity securities on the conversion of other securities of the Company which are convertible into Shares and/or other outstanding equity securities) affecting the Shares which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Paragraph 11 and any such determination by the Committee shall be final, binding and conclusive.

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12.           CHANGE OF CONTROL

             Upon a Change of Control, any restrictions with respect to Restricted Stock (other than Restricted Stock that has previously been forfeited) shall lapse in full.

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13.           AMENDMENT AND TERMINATION

             The Plan may be terminated by the Board at any time. The Plan may be amended by the Board or the Committee at any time, subject to shareholder approval, if required by applicable securities or tax laws. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.

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14.           EFFECTIVE DATE

             The effective date of the Plan is September 11, 2001.

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15.           GOVERNING LAW

             The Plan and all determinations made and actions taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.

As adopted by the Board of Directors effective as of September 11, 2001.

Dated:	02/27/02	/s/William D. Sprague

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1.	Purpose.
2.	Definitions.
3.	Rights to be Granted.
4.	Shares Subject to the Plan.
5.	Administration of the Plan.
	(a)	Administration
	(b)	Right of Committee to Interpret the Plan
	(c)	Meetings
	(d)	Exculpation
	(e)	Indemnification
6.	Eligibility.
7.	Restricted Stock Awards.
	(a)	Grants
	(b)	No Cash Payment Required
	(c)	Awards and Agreements
	(d)	Restrictions on Restricted Stock
	(e)	Lapse of Restrictions
	(f)	Forfeiture
	(g)	Rights of the Grantee
	(h)	Delivery of Shares
8.	Deferral Elections.
	(a)	Deferral Election
	(b)	Effect of Failure of Restrictions on Shares to Lapse
	(c)	Deferral Period
	(d)	Status of Deferred Shares
	(e)	Non-Assignability, Etc.
9.	Dividends.
10.	Securities Laws; Taxes.
	(a)	Securities Law
	(b)	Payment of Tax Liabilities
11.	Changes in Capitalization.
12.	Change in Control.
13.	Amendment and Termination.
14.	Effective Date.
15.	Governing Law.